UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026
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Precision BioSciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 919 314-5512
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
As previously announced, Precision BioSciences, Inc. (the “Company”) will host an investor webcast on May 27, 2026 at 8:00 a.m., Eastern Time to discuss new biopsy and clinical data from the ongoing Phase 1 ELIMINATE-B trial in chronic hepatitis B. The presentation will include new clinical data along with late-breaker biopsy data featured at the European Association for the Study of the Liver (“EASL”) Congress 2026 on May 27, 2026, in Barcelona, Spain.
Participants may access the live webcast and accompanying presentation materials on the Company’s website under Events & Presentations: https://investor.precisionbiosciences.com/events-and-presentations.
Also on May 27, 2026, the Company issued a press release to announce new and late-breaking PBGENE-HBV clinical data from the ELIMINATE-B study at EASL. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, this Item 7.01 (including the press release attached hereto as Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events
On May 27, 2026, the Company issued a press release to announce new and late-breaking PBGENE-HBV clinical data from the ELIMINATE-B study at EASL. Clinical highlights from the press release include:
•New biopsy data demonstrate that PBGENE-HBV directly eliminated cccDNA through its primary mechanism leading to a 1-log (10-fold) reduction in cccDNA-derived transcripts.
•In the <1% of cccDNA remaining, PBGENE-HBV indels permanently inactivated viral replication by knocking out polymerase function.
•pgRNA established as the biomarker to directly reflect cccDNA elimination by PBGENE-HBV.
•New clinical data demonstrate that PGENE-HBV achieved pgRNA loss in 100% of patients (n=6) with detectable pgRNA at baseline. Complete loss of detectable blood pgRNA directly corresponded to undetectable pgRNA in post-treatment liver biopsy, further supporting pgRNA as the appropriate clinical biomarker for assessing PBGENE-HBV effect on cccDNA in the liver.
•PBGENE-HBV has a clear therapeutic window with a well-characterized and manageable safety profile across multiple dosing cohort. As of data cutoff, 38 doses have been administered across 16 patients in 5 cohorts for the safety analysis. No dose limiting toxicities were observed. The most common adverse events include infusion-related reactions consistent with lipid nanoparticle (“LNP”) effects, with onset and resolution within 24 hours of infusion. While transient, ≥ Grade 3 reversible ALT/AST lab abnormalities have been observed, they were asymptomatic with no elevated bilirubin, and no Hy’s law in any patient at any dose level. Grade 3 hypotension was observed during dose escalation, and one patient in the highest dose cohort (0.8 mg/kg) experienced two serious adverse events (“SAEs”) after the second LNP administration. One of the events was deemed treatment related and mechanistically related to hypotension. The patient is ambulatory, home, and stable. The etiology of hypotension following subsequent doses of LNP is now understood and simple measures such as slower infusion rate and increased steroid doses have been implemented. Up to 20% of the doses delivered in the ELIMINATE-B trial have now been administered under the mitigation protocol and no ≥ Grade 3 hypotension events or ≥ Grade 3 LNP-related ALT/AST lab abnormalities have been observed since the implementation.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding future results from clinical data demonstrations and the therapeutic window for PBGENE-HBV. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,”

“estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2026, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of the Company’s website. All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release of Precision BioSciences, Inc. dated May 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	May 27, 2026	By:	/s/ Dario Scimeca
Dario Scimeca General Counsel